UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – March 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2012
Vanguard Wellesley® Income Fund

> For the six months ended March 31, 2012, Vanguard Wellesley Income Fund returned about 10%.

> The fund outperformed both its benchmark and the average return of its peer funds.

> The lion’s share of performance came from the fund’s stock portfolio.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012

Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	9.99%
Admiral™ Shares	10.02
Wellesley Composite Index	9.41
Mixed-Asset Target Allocation Conservative Funds Average	8.93
Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.82	$23.58	$0.408	$0.000
Admiral Shares	52.86	57.12	1.009	0.000

Chairman’s Letter

Dear Shareholder,

Over the last six months, signs of a stabilization in the Eurozone debt crisis as well as positive signals from the U.S. economy made investors more willing to take on risk. Stocks rallied and corporate bonds made gains while safer assets like Treasuries got the cold shoulder.

For the half-year ended March 31, Vanguard Wellesley Income Fund returned 9.99% for Investor Shares, a step ahead of both its overall benchmark and the average return of its peer funds. The Admiral Shares, with their lower expense ratio, returned 10.02%. Wellesley’s strong performance came largely from its stock portfolio, which gained more than 23%. The bond portfolio returned a more modest 3.3%.

With stock prices having moved higher, the 30-day SEC yield for the fund’s Investor Shares fell to 2.78% as of March 31 from 3.06% a year earlier, and the yield for Admiral Shares fell to 2.85% from 3.13%.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. As I noted, investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis, six-month returns were subdued
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

The stock portfolio’s strength drove the fund’s performance
The Wellesley Income Fund aims to provide investors with steady current income as well as the potential for long-term capital appreciation. In pursuit of this objective, it sticks with a relatively steady allocation of around one-third stocks and two-thirds bonds. During the half-year just ended, however, the fund had a bit more invested in stocks—about 36% to 38% of its assets—and this higher equity

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

exposure, combined with skillful stock selection, helped the fund to outperform its benchmark.

Wellesley’s stock portfolio returned 23.1%, edging past its benchmark, the FTSE High Dividend Yield Index, which returned 22.0%. The index includes more than 400 stocks that offer higher-than-average dividend yields, and of these, the fund held a concentrated portfolio of around 60.

Two of the sectors in which the fund was most heavily invested relative to its benchmark were consumer discretionary and financials. Greater consumer confidence and higher retail sales helped make consumer discretionary stocks Wellesley’s star performers for the half-year. The advisor’s selections among home improvement retailers in particular allowed this sector to return 39.8% for the fund, compared with 28.1% for the index.

Financial holdings delivered a hefty 31.8% return, thanks largely to astute stock selection among large banks and asset managers that are expected to deliver high dividends while successfully navigating the increasingly challenging regulatory environment. The index fared better in this sector, however, as it included a number of life and health insurance companies and regional banks whose returns were even higher.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.86%

The fund expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

The fund was less invested in utilities, telecommunication services, and consumer staples than the index, yet managed to outperform by avoiding some of the laggards in these sectors.

Fixed income returns were modest, but still ahead of the benchmark
The bond portfolio of the Wellesley Income Fund returned 3.3% for the six months, ahead of the 3.0% return of its benchmark, the Barclay’s Capital U.S. Credit A or Better Index.

Corporate bonds performed well as investors became more accepting of risk and fundamental measures of business strength remained healthy. In terms of quality, lower-rated (and higher-yielding) investment-grade bonds returned more than their higher-rated counterparts. By sector, the fund had a relatively large commitment—about 30% of the bond portfolio—to issues from financial services companies, which outperformed those of industrials and utilities.

Diversification once again has demonstrated its merits
The contrasting performances of Wellesley’s stock and bond portfolios stand as an illustration of the importance of diversification. Without its stock holdings, the fund’s performance would have been in the low single digits for the six months ended March 31. And yet, during the previous six-month period, it was the bond holdings that kept the fund’s return in positive territory.

Forecasting how the markets will evolve and which securities stand to benefit is a difficult and probably fruitless exercise. That is why we believe investors are better served not by trying to predict market moves but by planning for them. Establishing a diversified portfolio is part of being prepared. When you allocate your investments among stocks, bonds, and money market instruments, you stand to benefit to some degree from whatever asset classes happen to perform well while also mitigating the impact of those that don’t.

The Wellesley Income Fund, with its broad exposure to investment-grade bonds and dividend-paying stocks, can play a major role in such a portfolio. And it comes with not only an experienced management team but low fund management costs as well.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2012

Advisor’s Report

The Wellesley Income Fund returned 9.99% for Investor Shares and 10.02% for Admiral Shares over the six months ended March 31, 2012. The composite benchmark, which is 65% Barclay’s Capital U.S. Credit A or Better Index and 35% FTSE High Dividend Yield Index, returned 9.41%.

Wellesley’s fixed income holdings returned 3.26% for the period, ahead of the 3.04% return of the bond benchmark. The fund’s stock portfolio returned 23.13%, surpassing the 21.99% return of the equity benchmark.

The investment environment
A number of themes have continued to dominate the fixed income markets—the questionable strength of the U.S. economy, prospects for additional stimulus from the Federal Reserve, concerns (reduced, but still present) about the European debt situation and its potential effect on U.S. firms, and the poor liquidity of the U.S. corporate bond market.

During the past six months, stronger data on the U.S. economy surprised the markets and put some upward pressure on interest rates. In addition, investors perceived more credibility in the latest European efforts to stabilize troubled banks and sovereign issuers. As a result, “flight to quality” cash flow subsided somewhat, allowing U.S. Treasury yields to rise to levels more in line with expected growth and inflation. Certainly, the unseasonably warm weather that boosted economic growth numbers may be offset in the coming months, but the underlying trajectory of moderate growth remains intact.

Government intervention continues to influence market valuations. Although the Federal Reserve’s “Operation Twist” and mortgage-backed securities (MBS) purchase programs get most of the attention, they are not alone: The Treasury has continued to reduce its holdings of agency MBS, and the Fed has reduced the amount of non-agency mortgage securities and commercial mortgage securities held in its Maiden Lane II portfolio. While these sales have put some short-term pressure on valuations, we view it as a healthy sign that these securities can move off the government’s balance sheet and into private-sector markets that are deep enough and willing enough to accept them.

Liquidity in the corporate bond sector, where the Wellesley Income Fund invests the majority of its fixed income assets, remains poor, with few signs of improvement on the horizon. Pending regulations and increased capital requirements have made banks generally reluctant to hold inventories, which has had the effect of reducing the liquidity of corporate bonds and has thereby increased their trading costs.

Equity markets started 2012 on an upswing as investors’ risk appetite was bolstered by the progress on European debt issues and the continued benefits of the Fed’s quantitative easing. We note that, while economic growth has been stronger globally than expected, numerous risks persist: the unsustainable fiscal deficits in much of the developed world, tensions in the Middle East, the slow pace of economic activity, and the uncertainties surrounding the upcoming presidential election.

The fund’s successes
Wellesley’s bond portfolio generated a positive return while also outpacing its benchmark index of high-quality corporate bonds. The index, of course, is 100% corporate issues, while the portfolio is not; we hold some noncorporate bonds for liquidity purposes, and also for investment purposes when their valuations justify it.

During the fiscal half-year, not being 100% invested in corporate bonds hampered our performance relative to the index. However, our security selection more than offset the drag from that factor. In addition, the portfolio benefited from having exposure to agency MBS rather than the short-maturity corporates in the benchmark.

Within the stock portfolio, security selection in the consumer discretionary and utilities sectors contributed the most to relative returns. Among consumer discretionary holdings, Home Depot and Mattel delivered the most benefit to relative performance.

Shares of Home Depot climbed after the home-improvement retailer posted strong quarterly results and reported a positive outlook for 2012. This company remained one of our largest holdings because of its strong fundamentals, good cash-flow generation, and management focus on returning cash to shareholders via dividends and share repurchases.

Shares of Mattel, the worldwide leader in the design, manufacture, and marketing of toys and family products, rose after the company announced strong earnings results and a meaningful dividend increase. We are retaining our position in this company as its shares should continue to benefit from improving profit margins and effective deployment of free cash flow in the form of dividends.

In the utilities sector, CEMIG, a large integrated utility based in Brazil, contributed most to our relative results. The company’s shares climbed after it announced a special dividend of approximately 4% during the first quarter. We sold CEMIG once the stock hit our target price. Relative to the benchmark, we also benefited from not owning several poorly performing utility stocks.

The fund’s shortfalls
The Treasury holdings in the bond portfolio detracted from returns, as corporate and MBS issues performed better for the period.

In the stock portfolio, the financial and energy sectors were the largest detractors from relative performance. In financials, we were hurt by our underweighting of JPMorgan and by not owning several other strongly performing stocks, such as Prudential and Bank of New York Mellon. Financials rallied during the period as the Greek debt restructuring deal and favorable results from the U.S. bank stress tests helped to ease investors’ concerns about European sovereign debt.

In the energy sector, it was Royal Dutch Shell, an integrated oil and gas company, that most hurt us in relative terms. The company’s shares suffered after it posted disappointing quarterly earnings, in part because of low refining margins and soft chemical earnings. We continue to hold this stock, and expect it to rebound as the company’s major upstream projects reach full capacity and the market responds to improved production and cash flow.

The fund’s positioning
We remain optimistic regarding the U.S. economy, with some caveats. High gasoline prices could dampen consumer spending. As various stimulus efforts expire, rising taxes will create some fiscal drag. There could be another contraction in global credit availability if events in Europe go badly. We will soon see if seasonal factors caused recent economic growth to be overstated and the real trajectory is lower.

If these problems do not materialize, it is difficult to foresee interest rates moving much lower. The real question is: How long will the Fed keep rates artificially low to assure sustained growth? At this point, the Fed seems unlikely to act anytime soon.

Given better valuations in corporate bonds and the recent uptick in liquidity, we have been slightly reducing the level of risk in the fixed income portfolio, with the view that events in Europe could be disappointing and, if so, could negatively affect U.S. credit markets. Our corporate bond holdings remain broadly diversified, and we currently have overweight positions in communications, REITs, and consumer-sector issuers. Compared with the benchmark, our biggest underweightings are in capital goods, energy, technology, and basic industry bonds. We are also underweighted in sovereign bonds and debt from other noncorporate issuers, such as supranationals.

We are maintaining ample liquidity in the fund, holding securities such as Treasuries, agency MBS, and other bonds that can be converted to cash with relative ease.

We are inclined to keep duration close to neutral versus the benchmark, as questions about the extent of government involvement in the markets make outcomes difficult to predict. We are still favorable toward the U.S. corporate bond sector, as this component of the economy has weathered the cycle relatively well. As long as these companies continue to produce good earnings, protect their balance sheets, and maintain ample liquidity, their quality should hold up well over the long term. We think U.S. banks in particular should perform well as their balance sheets mend and litigation issues get resolved.

We are less sanguine about the credit quality of European sovereign and corporate issuers.

Within the equity portfolio, we are most overweighted relative to the benchmark in financials and consumer discretionary, and most underweighted in utilities, industrials, and energy. Consumer staples had the largest sector weighting in the equity portfolio at the end of March.

Our largest stock purchases during the six months included financial companies JPMorgan Chase and Wells Fargo, utility provider National Grid, and pharmaceutical company Roche. We eliminated CEMIG, as noted earlier, and Genuine Parts as they reached our target prices, and we sold Stanley Black & Decker because of insufficient yield.

Respectfully,

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager

Wellington Management Company, LLP

April 13, 2012

Wellesley Income Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.78%	2.85%

Equity Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	58	438	3,716
Median Market Cap	$80.4B	$95.3B	$35.6B
Price/Earnings Ratio	13.8x	14.7x	17.1x
Price/Book Ratio	2.2x	2.3x	2.3x
Return on Equity	19.8%	20.6%	18.1%
Earnings Growth Rate	2.4%	3.1%	8.5%
Dividend Yield	3.5%	3.3%	1.9%
Foreign Holdings	5.6%	0.0%	0.0%
Turnover Rate
(Annualized)	38%	—	—
Short-Term Reserves	2.0%	—	—

Fixed Income Characteristics

		Barclays
		Credit
		A or	Barclays
		Better Aggregate
	Fund	Index Bond Index
Number of Bonds	628	2,638	7,887
Yield to Maturity
(before expenses)	2.8%	2.8%	2.2%
Average Coupon	4.3%	4.6%	3.9%
Average Duration	6.1 years	6.4 years	5.0 years
Average Effective
Maturity	9.2 years	9.6 years	7.1 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.96	0.65
Beta	0.97	0.29

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Home Depot Inc.	Home
	Improvement Retail	4.5%
Chevron Corp.	Integrated Oil &
	Gas	4.3
Merck & Co. Inc.	Pharmaceuticals	4.1
Johnson & Johnson	Pharmaceuticals	3.8
Royal Dutch Shell plc	Integrated Oil &
Class B	Gas	3.7
Pfizer Inc.	Pharmaceuticals	3.4
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.2
Philip Morris
International Inc.	Tobacco	3.1
General Electric Co.	Industrial
	Conglomerates	2.8
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
Top Ten		35.6%
Top Ten as % of Total Net Assets		13.3%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	7.4%	5.9%	12.0%
Consumer Staples	18.3	19.2	9.4
Energy	12.0	12.9	10.5
Financials	13.1	10.5	15.9
Health Care	13.6	12.1	11.5
Industrials	11.4	12.5	11.0
Information
Technology	9.5	9.4	19.8
Materials	4.6	4.2	4.0
Telecommunication
Services	4.3	5.2	2.5
Utilities	5.8	8.1	3.4

Sector Diversification (% of fixed income portfolio)
Asset-Backed	3.7%
Commercial Mortgage-Backed	0.6
Finance	31.2
Foreign	2.6
Government Mortgage-Backed	8.7
Industrial	34.1
Treasury/Agency	8.3
Utilities	5.5
Other	5.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)
U.S. Government	16.8%
Aaa	6.7
Aa	19.1
A	44.9
Baa	12.5

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	10.67%	6.40%	4.41%	2.42%	6.83%
Admiral Shares	5/14/2001	10.73	6.48	4.51	2.42	6.93

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.500%	6/30/16	357,000	366,371	1.3%
	United States Treasury
	Note/Bond	0.250%	1/31/14	189,000	188,675	0.7%
	United States Treasury
	Note/Bond	2.000%	11/15/21	182,000	179,099	0.6%
	United States Treasury
	Note/Bond	3.125%	11/15/41	175,000	167,344	0.6%
	United States Treasury
	Note/Bond	0.875%–4.750%	1/31/17–8/15/41	317,200	360,133	1.2%
					1,261,622	4.4%

Agency Notes †					144,626	0.5%

Conventional Mortgage-Backed Securities
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/38	304,770	328,600	1.1%
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/39	148,573	160,144	0.5%
[1,2]	Freddie Mac Gold Pool	5.000%	8/1/38	134,975	145,487	0.5%
[1,2]	Freddie Mac Gold Pool	3.500%–5.000%	6/1/18–5/1/42	773,723	834,344	2.9%
	Conventional Mortgage-
	Backed Securities—Other †				16,509	0.1%
					1,485,084	5.1%
Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	81,301	85,175	0.3%
	Nonconventional Mortgage-
	Backed Securities—Other †				20,836	0.1%
					106,011	0.4%
Total U.S. Government and Agency Obligations (Cost $2,951,866)					2,997,343	10.4%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Asset-Backed/Commercial Mortgage-Backed Securities
[2,3]	Citibank Omni Master Trust	3.350%	8/15/16	41,580	41,894	0.1%
[2,3]	GE Equipment Small Ticket LLC	1.450%	1/21/18	13,388	13,448	0.1%
3	Asset-Backed/Commercial Mortgage-
	Backed Securities—Other †				581,438	2.0%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $630,637)					636,780	2.2%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.625%–7.375%	1/15/13–2/7/42	272,310	283,350	1.0%
	Bank One Corp.	7.750%	7/15/25	25,000	29,930	0.1%
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,965	0.1%
	Citigroup Inc.	3.953%–8.500%	1/15/15–1/30/42	310,157	326,362	1.1%
	Goldman Sachs Group Inc.	3.625%–7.500%	2/7/16–2/1/41	309,818	320,928	1.1%
2	JPMorgan Chase & Co.	3.150%–7.900%	9/15/14–12/29/49	268,560	291,900	1.0%
	Merrill Lynch & Co. Inc.	5.000%–6.875%	2/3/14–1/29/37	77,000	79,421	0.2%
	Morgan Stanley	3.800%–7.300%	5/13/14–4/1/32	303,425	313,852	1.1%
	Wachovia Bank NA	4.800%	11/1/14	19,640	21,065	0.1%
	Wachovia Corp.	4.875%–6.605%	2/15/14–10/1/25	58,245	63,831	0.2%
	Wells Fargo & Co.	2.625%–5.625%	10/1/14–3/8/22	216,700	229,200	0.8%
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	27,175	0.1%
3	Banking—Other †				1,986,765	6.9%
	Brokerage †				15,471	0.1%
	Finance Companies
	General Electric
	Capital Corp.	2.950%–6.875%	5/9/16–1/10/39	293,305	332,004	1.2%
	Finance Companies—Other †				12,635	0.0%
3	Insurance †				715,235	2.5%
	Other Finance †				25,696	0.1%
3	Real Estate Investment Trusts †				203,519	0.7%
					5,296,304	18.4%
Industrial
	Basic Industry †				181,728	0.6%
3	Capital Goods †				469,101	1.6%
	Communication
	AT&T Inc.	1.600%–6.550%	8/15/15–8/15/41	248,047	271,131	1.0%
	BellSouth Corp.	6.000%	11/15/34	34,000	36,554	0.1%
	Cellco Partnership/ Verizon
	Wireless Capital LLC	5.550%–8.500%	11/15/13–11/15/18	48,500	56,447	0.2%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	32,486	0.1%
	Verizon
	Communications Inc.	3.000%–6.400%	4/1/16–11/1/41	166,080	181,219	0.6%
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,086	0.1%
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,721	0.1%
	Verizon Virginia Inc.	7.875%	1/15/22	16,000	19,943	0.1%
3	Communication—Other †				673,863	2.3%
	Consumer Cyclical
	Home Depot Inc.	3.950%–5.400%	3/1/16–4/1/21	22,800	25,522	0.1%
3	Consumer Cyclical—Other †				971,300	3.4%
	Consumer Noncyclical
	Bestfoods	6.625%	4/15/28	25,000	32,331	0.1%
	Johnson & Johnson	2.150%–6.730%	5/15/13–11/15/23	35,895	42,657	0.1%
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	30,861	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Kraft Foods Inc.	4.125%–6.875%	2/9/16–2/9/40	49,000	56,994	0.2%
Merck & Co. Inc.	3.875%–5.300%	12/1/13–1/15/21	78,570	87,404	0.3%
Pfizer Inc.	5.350%–6.200%	3/15/15–3/15/19	48,210	57,878	0.2%
Philip Morris
International Inc.	4.125%–4.500%	3/26/20–5/17/21	40,705	45,035	0.2%
Unilever Capital Corp.	4.250%	2/10/21	78,185	88,844	0.3%
Wyeth LLC	5.950%	4/1/37	15,000	18,932	0.1%
3 Consumer Noncyclical—Other †				1,333,747	4.6%
Energy
ConocoPhillips	7.000%	3/30/29	11,500	14,557	0.1%
ConocoPhillips Canada
Funding Co. I	5.625%	10/15/16	25,000	29,334	0.1%
Shell International
Finance BV	3.100%–4.375%	6/28/15–3/25/20	56,000	61,890	0.2%
Texaco Capital Inc.	8.625%	4/1/32	25,000	39,591	0.1%
3 Energy—Other †				230,501	0.8%
3 Other Industrial †				45,985	0.2%
Technology †				491,398	1.7%
3 Transportation †				116,105	0.4%
				5,777,145	20.1%
Utilities
3 Electric †				832,549	2.9%
3 Natural Gas †				102,108	0.3%
				934,657	3.2%
Total Corporate Bonds (Cost $11,138,354)				12,008,106	41.7%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $405,572) †				442,197	1.5%
Taxable Municipal Bonds (Cost $768,133) †				902,893	3.2%

			Shares
Common Stocks
Consumer Discretionary
Home Depot Inc.			9,527,990	479,353	1.7%
Mattel Inc.			3,600,940	121,208	0.4%
Consumer Discretionary—Other †				190,903	0.7%
				791,464	2.8%
Consumer Staples
Philip Morris International Inc.			3,745,650	331,902	1.2%
Kimberly-Clark Corp.			3,572,180	263,948	0.9%
Kraft Foods Inc.			6,392,810	242,991	0.8%
Sysco Corp.			6,842,490	204,317	0.7%
Unilever NV			5,464,470	185,956	0.6%
PepsiCo Inc.			2,504,980	166,205	0.6%
Imperial Tobacco Group plc			3,193,531	129,549	0.5%
Altria Group Inc.			3,960,730	122,268	0.4%
Procter & Gamble Co.			1,711,480	115,028	0.4%
Consumer Staples—Other †				177,841	0.6%
				1,940,005	6.7%
Energy
Chevron Corp.			4,255,910	456,404	1.6%
Royal Dutch Shell plc Class B			11,046,487	389,032	1.4%
ConocoPhillips			3,195,050	242,856	0.8%
Exxon Mobil Corp.			2,119,710	183,842	0.6%
				1,272,134	4.4%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Financials
Marsh & McLennan Cos. Inc.	10,409,640	341,332	1.2%
JPMorgan Chase & Co.	6,322,200	290,695	1.0%
BlackRock Inc.	884,300	181,193	0.6%
M&T Bank Corp.	1,941,610	168,687	0.6%
National Bank of Canada	1,676,770	133,426	0.5%
Chubb Corp.	1,742,930	120,454	0.4%
Wells Fargo & Co.	2,031,200	69,345	0.2%
Financials—Other †		86,799	0.3%
		1,391,931	4.8%
Health Care
Merck & Co. Inc.	11,237,410	431,516	1.5%
Johnson & Johnson	6,066,430	400,142	1.4%
Pfizer Inc.	16,167,630	366,358	1.3%
AstraZeneca plc ADR	2,757,160	122,666	0.4%
Roche Holding AG	695,826	121,095	0.4%
		1,441,777	5.0%
Industrials
General Electric Co.	14,916,460	299,373	1.0%
3M Co.	2,415,830	215,516	0.7%
Illinois Tool Works Inc.	3,494,900	199,629	0.7%
Eaton Corp.	3,750,250	186,875	0.7%
Waste Management Inc.	4,636,460	162,090	0.6%
Industrials—Other †		143,140	0.5%
		1,206,623	4.2%
Information Technology
Intel Corp.	10,332,240	290,439	1.0%
Analog Devices Inc.	6,107,470	246,742	0.9%
Maxim Integrated Products Inc.	7,281,650	208,182	0.7%
Microsoft Corp.	5,202,200	167,771	0.6%
Information Technology—Other †		95,741	0.3%
		1,008,875	3.5%
Materials
EI du Pont de Nemours & Co.	2,619,890	138,592	0.5%
Dow Chemical Co.	3,809,900	131,975	0.4%
Nucor Corp.	2,731,520	117,319	0.4%
Materials—Other †		105,044	0.4%
		492,930	1.7%
Telecommunication Services
AT&T Inc.	9,312,875	290,841	1.0%
Vodafone Group plc ADR	5,907,700	163,466	0.6%
		454,307	1.6%
Utilities
Xcel Energy Inc.	6,029,690	159,606	0.6%
National Grid plc	12,109,704	122,053	0.4%
Utilities—Other †		338,119	1.2%
		619,778	2.2%
Total Common Stocks (Cost $8,186,447)		10,619,824	36.9%

Wellesley Income Fund

				Market	Percentage
				Value	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.123%		10,845,000	10,845	0.0%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/30/12, Repurchase
Value $7,300,000, collateralized
by Federal Home Loan Bank
0.000%–4.805%, 8/20/15–8/24/26)	0.120%	4/2/12	7,300	7,300	0.0%
Barclays Capital Inc. (Dated 3/30/12,
Repurchase Value $99,801,000,
collateralized by Federal Home
Loan Mortgage Corp. 4.000%–5.000%,
7/1/23–2/1/42, and Federal National
Mortgage Assn. 3.500%–5.000%,
3/1/26–1/1/42)	0.150%	4/2/12	99,800	99,800	0.3%
Deutsche Bank Securities, Inc.
(Dated 3/30/12, Repurchase Value
$42,100,000, collateralized by
Federal National Mortgage Assn.
7.000%, 10/1/38)	0.100%	4/2/12	42,100	42,100	0.1%
HSBC Bank USA (Dated 3/30/12,
Repurchase Value $100,101,000,
collateralized by Federal Home
Loan Mortgage Corp.
4.000%–5.000%, 4/1/26–1/1/42)	0.160%	4/2/12	100,100	100,100	0.4%
RBC Capital Markets LLC
(Dated 3/30/12, Repurchase Value
$79,801,000, collateralized by
Federal National Mortgage Assn.
3.766%–4.000%, 12/1/39–12/1/41)	0.090%	4/2/12	79,800	79,800	0.3%
RBS Securities, Inc. (Dated 3/30/12,
Repurchase Value $74,100,000,
collateralized by Federal Home
Loan Bank 0.300%–1.375%,
3/27/13–5/28/14, Federal Home Loan
Mortgage Corp. 0.625%-6.750%,
12/28/12–9/15/29, and Federal
National Mortgage Assn.
0.375%–0.750%,
12/28/12–2/24/15)	0.060%	4/2/12	74,100	74,100	0.3%
				403,200	1.4%
U.S. Government and Agency Obligations
United States Treasury Bill 0.100%–0.101%		8/9/12	168,800	168,737	0.6%
Total Temporary Cash Investments (Cost $582,784)				582,782	2.0%
^Total Investments (Cost $24,663,793)				28,189,925	97.9%

Wellesley Income Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets[6]	1,115,943	3.9%
Liabilities[4]	(524,816)	(1.8%)
	591,127	2.1%
Net Assets	28,781,052	100.0%

At March 31, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		25,338,806
Overdistributed Net Investment Income		(22,574)
Accumulated Net Realized Losses		(63,879)
Unrealized Appreciation (Depreciation)
Investment Securities		3,526,132
Futures Contracts		2,454
Foreign Currencies		113
Net Assets		28,781,052

Investor Shares—Net Assets
Applicable to 479,548,829 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)		11,307,488
Net Asset Value Per Share—Investor Shares		$23.58

Admiral Shares—Net Assets
Applicable to 305,889,316 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)		17,473,564
Net Asset Value Per Share—Admiral Shares		$57.12

See Note A in Notes to Financial Statements.
^ The total value of securities on loan is $10,447,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate value of these securities was $2,050,123,000, representing 7.1% of net assets.
4 Includes $10,845,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Cash of $1,448,000, has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	180,697
Interest	318,566
Security Lending	635
Total Income	499,898
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,996
Performance Adjustment	687
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,973
Management and Administrative—Admiral Shares	8,428
Marketing and Distribution—Investor Shares	1,434
Marketing and Distribution—Admiral Shares	1,525
Custodian Fees	124
Shareholders’ Reports—Investor Shares	83
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	25
Total Expenses	27,304
Net Investment Income	472,594
Realized Net Gain (Loss)
Investment Securities Sold	320,980
Futures Contracts	(17,822)
Swap Contracts	896
Foreign Currencies	(145)
Realized Net Gain (Loss)	303,909
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,643,646
Futures Contracts	8,036
Foreign Currencies	445
Change in Unrealized Appreciation (Depreciation)	1,652,127
Net Increase (Decrease) in Net Assets Resulting from Operations	2,428,630
1 Dividends are net of foreign withholding taxes of $1,788,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	472,594	794,139
Realized Net Gain (Loss)	303,909	235,321
Change in Unrealized Appreciation (Depreciation)	1,652,127	(115,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,428,630	914,106
Distributions
Net Investment Income
Investor Shares	(188,439)	(344,265)
Admiral Shares	(288,933)	(456,843)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(477,372)	(801,108)
Capital Share Transactions
Investor Shares	632,617	(263,041)
Admiral Shares	3,126,027	5,205,414
Net Increase (Decrease) from Capital Share Transactions	3,758,644	4,942,373
Total Increase (Decrease)	5,709,902	5,055,371
Net Assets
Beginning of Period	23,071,150	18,015,779
End of Period[1]	28,781,052	23,071,150
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($22,574,000) and ($17,728,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.82	$21.60	$19.98	$19.60	$22.30	$21.95
Investment Operations
Net Investment Income	.407	.819	.819	.914	.981	.933
Net Realized and Unrealized Gain (Loss)
on Investments	1.761	.224	1.622	.703	(2.421)	1.015
Total from Investment Operations	2.168	1.043	2.441	1.617	(1.440)	1.948
Distributions
Dividends from Net Investment Income	(.408)	(.823)	(.821)	(.916)	(1.002)	(.926)
Distributions from Realized Capital Gains	—	—	—	(.321)	(.258)	(.672)
Total Distributions	(.408)	(.823)	(.821)	(1.237)	(1.260)	(1.598)
Net Asset Value, End of Period	$23.58	$21.82	$21.60	$19.98	$19.60	$22.30

Total Return[1]	9.99%	4.86%	12.45%	9.01%	-6.72%	9.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,307	$9,875	$10,061	$8,021	$7,281	$8,038
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.28%	0.31%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.59%	3.76%	3.99%	5.00%	4.60%	4.21%
Portfolio Turnover Rate	38%[3]	48%[3]	30%	53%	27%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.00%, and 0.00%.
3 Includes 18% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$52.86	$52.34	$48.41	$47.48	$54.02	$53.18
Investment Operations
Net Investment Income	1.005	2.021	2.019	2.259	2.430	2.312
Net Realized and Unrealized Gain (Loss)
on Investments	4.264	.528	3.936	1.713	(5.865)	2.454
Total from Investment Operations	5.269	2.549	5.955	3.972	(3.435)	4.766
Distributions
Dividends from Net Investment Income	(1.009)	(2.029)	(2.025)	(2.264)	(2.480)	(2.298)
Distributions from Realized Capital Gains	—	—	—	(.778)	(.625)	(1.628)
Total Distributions	(1.009)	(2.029)	(2.025)	(3.042)	(3.105)	(3.926)
Net Asset Value, End of Period	$57.12	$52.86	$52.34	$48.41	$47.48	$54.02

Total Return[1]	10.02%	4.90%	12.54%	9.14%	-6.63%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,474	$13,197	$7,955	$5,774	$5,116	$5,450
Ratio of Total Expenses to
Average Net Assets[2]	0.18%	0.18%	0.21%	0.21%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.66%	3.83%	4.06%	5.10%	4.70%	4.31%
Portfolio Turnover Rate	38%[3]	48%[3]	30%	53%	27%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.00%, and 0.00%.
3 Includes 18% and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellesley Income Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

The fund had no open swap contacts at March 31, 2012.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed

Wellesley Income Fund

securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the fund as purchases and sales continues to be appropriate.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellesley Income Fund

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $687,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $4,219,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.69% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,997,343	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	636,780	—
Corporate Bonds	—	12,008,106	—
Sovereign Bonds	—	442,197	—
Taxable Municipal Bonds	—	902,893	—
Common Stocks	9,711,504	908,320	—
Temporary Cash Investments	10,845	571,937	—
Futures Contracts—Assets[1]	555	—	—
Total	9,722,904	18,467,576	—
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) on derivatives for the six months ended March 31, 2012, was:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(17,822)	—	(17,822)
Swap Contracts	—	896	896
Realized Net Gain (Loss) on Derivatives	(17,822)	896	(16,926)

At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	June 2012	(1,316)	(170,401)	2,454

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Wellesley Income Fund

During the six months ended March 31, 2012, the fund realized net foreign currency losses of $145,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $77,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $300,807,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $72,203,000 through September 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At March 31, 2012, the cost of investment securities for tax purposes was $24,735,996,000. Net unrealized appreciation of investment securities for tax purposes was $3,453,929,000, consisting of unrealized gains of $3,581,400,000 on securities that had risen in value since their purchase and $127,471,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2012, the fund purchased $3,873,977,000 of investment securities and sold $1,380,918,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,082,695,000 and $3,384,575,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,471,815	107,393	3,352,160	151,825
Issued in Lieu of Cash Distributions	174,533	7,572	319,590	14,559
Redeemed	(2,013,731)	(87,983)	(3,934,791)	(179,540)
Net Increase (Decrease)—Investor Shares	632,617	26,982	(263,041)	(13,156)
Admiral Shares
Issued	3,710,863	66,743	6,414,298	120,238
Issued in Lieu of Cash Distributions	247,203	4,423	385,469	7,246
Redeemed	(832,039)	(14,928)	(1,594,353)	(29,830)
Net Increase (Decrease)—Admiral Shares	3,126,027	56,238	5,205,414	97,654

I. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,099.88	$1.31
Admiral Shares	1,000.00	1,100.21	0.95
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.26
Admiral Shares	1,000.00	1,024.10	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Independent Trustees	Chamber of Commerce; Trustee of the National
Constitution Center; Chair of the Presidential
Emerson U. Fullwood	Commission for the Study of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/	Mortimer J. Buckley	Michael S. Miller
aircraft systems and services) and the National	Kathleen C. Gubanich	James M. Norris
Association of Manufacturers; Chairman of the Board	Paul A. Heller	Glenn W. Reed
of the Federal Reserve Bank of Cleveland and of	Martha G. King	George U. Sauter
University Hospitals of Cleveland; Advisory Chairman	Chris D. McIsaac
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052012

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.4%)
U.S. Government Securities (4.4%)
	United States Treasury Note/Bond	0.250%	1/31/14	189,000	188,675
	United States Treasury Note/Bond	1.500%	6/30/16	357,000	366,371
	United States Treasury Note/Bond	0.875%	1/31/17	80,000	79,487
	United States Treasury Note/Bond	2.000%	11/15/21	182,000	179,099
	United States Treasury Note/Bond	4.750%	2/15/41	85,000	108,003
	United States Treasury Note/Bond	4.375%	5/15/41	71,200	85,340
	United States Treasury Note/Bond	3.750%	8/15/41	81,000	87,303
	United States Treasury Note/Bond	3.125%	11/15/41	175,000	167,344
					1,261,622
Agency Bonds and Notes (0.5%)
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	25,166
	Private Export Funding Corp.	2.250%	12/15/17	57,055	59,064
1	Tennessee Valley Authority	4.375%	6/15/15	35,000	38,997
1	Tennessee Valley Authority	4.625%	9/15/60	19,800	21,399
					144,626
Conventional Mortgage-Backed Securities (5.1%)
2,3	Freddie Mac Gold Pool	4.000%	6/1/18–2/1/42	1,578	1,668
2,3	Freddie Mac Gold Pool	5.000%	4/1/23–5/1/42	1,360,463	1,466,907
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	142	163
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	14,310	16,346
					1,485,084
Nonconventional Mortgage-Backed Securities (0.4%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	6,910	6,876
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,960
2,3	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,076
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	81,099
					106,011
Total U.S. Government and Agency Obligations (Cost $2,951,866)					2,997,343
Asset-Backed/Commercial Mortgage-Backed Securities (2.2%)
3	Ally Auto Receivables Trust	1.350%	12/15/15	8,860	8,960
3,4	Ally Master Owner Trust	2.880%	4/15/15	38,668	39,235
3	Ally Master Owner Trust	2.150%	1/15/16	63,305	64,211
3	AmeriCredit Automobile Receivables Trust	2.040%	9/8/15	7,450	7,512
3	AmeriCredit Automobile Receivables Trust	1.170%	1/8/16	6,520	6,516
3	AmeriCredit Automobile Receivables Trust	2.190%	2/8/16	4,760	4,807
3	AmeriCredit Automobile Receivables Trust	3.340%	4/8/16	6,050	6,186
3	AmeriCredit Automobile Receivables Trust	2.280%	6/8/16	10,000	10,079
3,4	Avis Budget Rental Car Funding AESOP LLC	5.680%	2/20/14	5,075	5,203
3,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	39,465	39,433
3,4	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	8,000	8,087
3,4	Citibank Omni Master Trust	3.350%	8/15/16	41,580	41,894
3	CNH Equipment Trust	3.000%	8/17/15	10,113	10,287
3	Credit Suisse First Boston Mortgage Securities Corp.	4.940%	12/15/35	25,521	26,068
3	Credit Suisse First Boston Mortgage Securities Corp.	5.183%	11/15/36	3,072	3,104
3	Ford Credit Auto Lease Trust	0.740%	9/15/13	20,191	20,272
3,4,5	Ford Credit Floorplan Master Owner Trust	1.892%	12/15/14	27,000	27,270
3,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,000	7,571
3	Ford Credit Floorplan Master Owner Trust	1.920%	1/15/19	27,005	26,886
3,4	GE Equipment Small Ticket LLC	1.450%	1/21/18	13,388	13,448
3,4	Hertz Vehicle Financing LLC	2.600%	2/25/15	13,500	13,668
3,4	Hertz Vehicle Financing LLC	2.200%	3/25/16	28,910	28,739
3,4	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,680	30,311
3,4	Huntington Auto Trust	1.010%	1/15/16	17,325	17,233
3,4	Hyundai Auto Lease Securitization Trust	1.020%	8/15/14	16,375	16,517
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.161%	10/12/37	4,523	4,580

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	10,443	10,601
3	Nissan Auto Lease Trust	1.040%	8/15/14	39,900	39,845
3,4	OBP Depositor LLC Trust	4.646%	7/15/45	23,260	25,989
3,4	Santander Consumer Acquired Receivables Trust	0.910%	11/15/13	1,068	1,071
3,4	Santander Consumer Acquired Receivables Trust	1.400%	10/15/14	18,649	19,017
3,4	Santander Consumer Acquired Receivables Trust	1.740%	1/15/15	7,861	7,930
3	Santander Drive Auto Receivables Trust	0.930%	6/17/13	3,820	3,820
3,4	Santander Drive Auto Receivables Trust	1.010%	7/15/13	7,347	7,352
3,4	Santander Drive Auto Receivables Trust	1.370%	8/15/13	6,540	6,547
3,4	Santander Drive Auto Receivables Trust	1.830%	11/17/14	1,920	1,926
3,4	Santander Drive Auto Receivables Trust	2.390%	6/15/17	5,470	5,552
3	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	18,870	19,053
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $630,637)					636,780
Corporate Bonds (41.7%)
Finance (18.4%)
	Banking (13.8%)
	American Express Co.	7.250%	5/20/14	17,000	19,078
	American Express Co.	5.500%	9/12/16	25,000	28,212
	American Express Co.	6.150%	8/28/17	35,000	41,166
	American Express Credit Corp.	2.750%	9/15/15	56,365	58,475
	American Express Credit Corp.	2.800%	9/19/16	13,635	13,993
	American Express Credit Corp.	2.375%	3/24/17	35,650	35,810
4	ANZ National International Ltd.	6.200%	7/19/13	9,165	9,659
	Bank of America Corp.	4.875%	1/15/13	6,700	6,848
	Bank of America Corp.	7.375%	5/15/14	12,590	13,661
	Bank of America Corp.	5.375%	6/15/14	25,525	26,810
	Bank of America Corp.	3.625%	3/17/16	10,000	9,977
	Bank of America Corp.	3.750%	7/12/16	28,940	29,065
	Bank of America Corp.	5.625%	10/14/16	22,500	23,953
	Bank of America Corp.	5.650%	5/1/18	60,090	63,959
	Bank of America Corp.	5.625%	7/1/20	25,000	26,006
	Bank of America Corp.	5.875%	1/5/21	10,285	10,877
	Bank of America Corp.	5.000%	5/13/21	35,910	35,983
	Bank of America Corp.	5.700%	1/24/22	26,000	27,496
	Bank of America Corp.	5.875%	2/7/42	8,770	8,715
	Bank of Montreal	2.500%	1/11/17	71,580	72,941
	Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	26,418
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,531
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	57,102
	Bank of Nova Scotia	3.400%	1/22/15	47,000	49,827
	Bank of Nova Scotia	2.550%	1/12/17	31,000	31,831
	Bank One Corp.	7.750%	7/15/25	25,000	29,930
	Barclays Bank plc	2.375%	1/13/14	27,000	27,223
	Barclays Bank plc	5.000%	9/22/16	12,865	13,856
	Barclays Bank plc	6.750%	5/22/19	18,605	21,513
	Barclays Bank plc	5.125%	1/8/20	20,000	21,049
	BB&T Corp.	4.750%	10/1/12	16,000	16,308
	BB&T Corp.	5.250%	11/1/19	19,000	20,888
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,965
	BNP Paribas SA	3.250%	3/11/15	34,770	35,199
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	42,083
	Capital One Financial Corp.	7.375%	5/23/14	18,335	20,329
	Capital One Financial Corp.	2.150%	3/23/15	24,030	24,045
	Capital One Financial Corp.	3.150%	7/15/16	5,000	5,112
	Capital One Financial Corp.	4.750%	7/15/21	17,000	17,883
	Citigroup Inc.	6.010%	1/15/15	15,000	16,276
	Citigroup Inc.	4.750%	5/19/15	14,725	15,502
	Citigroup Inc.	4.587%	12/15/15	15,410	16,205
	Citigroup Inc.	3.953%	6/15/16	41,322	42,454
	Citigroup Inc.	4.450%	1/10/17	7,075	7,403
	Citigroup Inc.	6.125%	11/21/17	10,000	11,169
	Citigroup Inc.	6.125%	5/15/18	8,500	9,452

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	8.500%	5/22/19	28,000	34,514
Citigroup Inc.	5.375%	8/9/20	61,320	65,627
Citigroup Inc.	4.500%	1/14/22	13,965	14,049
Citigroup Inc.	6.625%	6/15/32	9,000	9,217
Citigroup Inc.	6.000%	10/31/33	15,000	14,338
Citigroup Inc.	5.850%	12/11/34	15,000	15,518
Citigroup Inc.	6.125%	8/25/36	50,000	47,722
Citigroup Inc.	8.125%	7/15/39	3,380	4,377
Citigroup Inc.	5.875%	1/30/42	2,460	2,539
Comerica Inc.	3.000%	9/16/15	3,065	3,176
4 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	28,696
4 Credit Agricole SA	3.500%	4/13/15	28,000	27,795
Credit Suisse	2.200%	1/14/14	32,000	32,308
Credit Suisse	3.500%	3/23/15	22,970	23,892
Credit Suisse	5.300%	8/13/19	9,000	9,889
Credit Suisse	4.375%	8/5/20	25,000	25,979
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	25,268
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,881
Credit Suisse USA Inc.	7.125%	7/15/32	13,300	16,088
Deutsche Bank AG	4.875%	5/20/13	30,000	31,111
Deutsche Bank AG	3.450%	3/30/15	44,000	45,636
Goldman Sachs Group Inc.	3.625%	2/7/16	13,275	13,273
Goldman Sachs Group Inc.	6.250%	9/1/17	64,073	70,305
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	26,049
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	23,710
Goldman Sachs Group Inc.	6.000%	6/15/20	20,000	21,026
Goldman Sachs Group Inc.	5.250%	7/27/21	43,385	42,844
Goldman Sachs Group Inc.	5.750%	1/24/22	43,315	44,549
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	19,757
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	24,143
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	35,272
4 HBOS plc	6.000%	11/1/33	19,000	14,324
4 HSBC Bank plc	2.000%	1/19/14	11,000	10,998
4 HSBC Bank plc	3.500%	6/28/15	30,000	31,427
4 HSBC Bank plc	4.750%	1/19/21	42,960	45,748
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,761
HSBC Bank USA NA	5.875%	11/1/34	21,000	22,040
HSBC Holdings plc	4.000%	3/30/22	10,870	10,789
HSBC Holdings plc	7.625%	5/17/32	15,800	17,665
HSBC Holdings plc	6.500%	5/2/36	22,000	24,570
HSBC Holdings plc	6.100%	1/14/42	58,000	68,204
4 ING Bank NV	2.650%	1/14/13	22,000	21,949
4 ING Bank NV	2.000%	10/18/13	34,000	33,822
4 ING Bank NV	3.750%	3/7/17	35,000	34,799
JPMorgan Chase & Co.	5.125%	9/15/14	9,665	10,357
JPMorgan Chase & Co.	3.450%	3/1/16	25,000	26,060
JPMorgan Chase & Co.	3.150%	7/5/16	22,000	22,655
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	79,147
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	14,573
JPMorgan Chase & Co.	4.350%	8/15/21	10,000	10,223
JPMorgan Chase & Co.	4.500%	1/24/22	10,000	10,368
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	75,857
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	17,209
3 JPMorgan Chase & Co.	7.900%	12/29/49	23,350	25,451
4 Lloyds TSB Bank plc	4.375%	1/12/15	14,665	15,021
Mellon Funding Corp.	5.000%	12/1/14	12,000	13,058
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,503
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	35,527
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	28,391
Morgan Stanley	6.000%	5/13/14	28,000	29,335
Morgan Stanley	4.000%	7/24/15	32,000	31,931
Morgan Stanley	3.800%	4/29/16	14,470	14,082
Morgan Stanley	5.450%	1/9/17	15,000	15,359
Morgan Stanley	5.950%	12/28/17	10,000	10,332

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	6.625%	4/1/18	30,000	31,580
Morgan Stanley	7.300%	5/13/19	53,955	58,053
Morgan Stanley	5.500%	7/24/20	25,000	24,426
Morgan Stanley	5.750%	1/25/21	13,900	13,644
Morgan Stanley	5.500%	7/28/21	30,000	29,206
Morgan Stanley	7.250%	4/1/32	51,100	55,904
National City Bank	5.800%	6/7/17	50,000	55,676
4 Nordea Bank AB	2.125%	1/14/14	33,000	33,015
4 Nordea Bank AB	3.700%	11/13/14	12,155	12,672
Northern Trust Co.	4.600%	2/1/13	10,000	10,322
Northern Trust Corp.	4.625%	5/1/14	6,130	6,584
Northern Trust Corp.	3.450%	11/4/20	10,285	10,561
PNC Bank NA	5.250%	1/15/17	16,000	17,563
3 PNC Financial Services Group Inc.	8.250%	5/31/49	12,000	12,240
PNC Funding Corp.	5.500%	9/28/12	4,825	4,936
PNC Funding Corp.	4.250%	9/21/15	5,765	6,274
Royal Bank of Scotland plc	4.875%	3/16/15	27,000	27,987
4 Societe Generale SA	5.200%	4/15/21	44,100	42,797
4 Standard Chartered plc	3.850%	4/27/15	8,525	8,835
State Street Corp.	5.375%	4/30/17	55,500	63,830
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,423
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	56,969
Toronto-Dominion Bank	1.375%	7/14/14	25,085	25,525
Toronto-Dominion Bank	2.375%	10/19/16	15,000	15,362
UBS AG	2.750%	1/8/13	30,000	30,161
UBS AG	3.875%	1/15/15	26,000	27,055
UBS AG	4.875%	8/4/20	45,000	46,598
US Bancorp	2.875%	11/20/14	17,000	17,803
US Bancorp	2.200%	11/15/16	30,010	30,594
US Bank NA	4.950%	10/30/14	12,400	13,558
Wachovia Bank NA	4.800%	11/1/14	19,640	21,065
Wachovia Corp.	4.875%	2/15/14	19,250	20,341
Wachovia Corp.	5.250%	8/1/14	14,495	15,605
Wachovia Corp.	5.750%	2/1/18	9,500	10,986
Wachovia Corp.	6.605%	10/1/25	15,000	16,899
Wells Fargo & Co.	3.750%	10/1/14	20,000	21,173
Wells Fargo & Co.	3.625%	4/15/15	11,400	12,137
Wells Fargo & Co.	3.676%	6/15/16	17,000	18,214
Wells Fargo & Co.	2.625%	12/15/16	20,000	20,441
Wells Fargo & Co.	5.625%	12/11/17	47,000	54,552
Wells Fargo & Co.	4.600%	4/1/21	40,000	42,602
Wells Fargo & Co.	3.500%	3/8/22	61,300	60,081
Wells Fargo Bank NA	5.950%	8/26/36	25,000	27,175
Brokerage (0.1%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,196
Charles Schwab Corp.	4.950%	6/1/14	7,650	8,275
Finance Companies (1.2%)
General Electric Capital Corp.	2.950%	5/9/16	17,000	17,783
General Electric Capital Corp.	5.375%	10/20/16	10,000	11,446
General Electric Capital Corp.	5.625%	9/15/17	12,000	13,913
General Electric Capital Corp.	5.625%	5/1/18	10,000	11,581
General Electric Capital Corp.	5.300%	2/11/21	6,305	6,822
General Electric Capital Corp.	4.650%	10/17/21	65,000	69,110
General Electric Capital Corp.	6.750%	3/15/32	75,000	89,646
General Electric Capital Corp.	5.875%	1/14/38	65,000	71,095
General Electric Capital Corp.	6.875%	1/10/39	33,000	40,608
HSBC Finance Corp.	4.750%	7/15/13	12,225	12,635
Insurance (2.5%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,966
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	17,576
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,881
Aetna Inc.	6.500%	9/15/18	5,395	6,615
Allstate Corp.	7.500%	6/15/13	20,000	21,518

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allstate Corp.	6.200%	5/16/14	7,000	7,776
Allstate Corp.	7.450%	5/16/19	10,000	12,525
4 ASIF Global Financing XIX	4.900%	1/17/13	25,000	25,481
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	37,770
Cigna Corp.	2.750%	11/15/16	13,365	13,522
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,316
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,383
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,906
Hartford Financial Services Group Inc.	6.100%	10/1/41	3,245	3,176
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	26,596
4 MassMutual Global Funding II	3.625%	7/16/12	11,248	11,347
4 MassMutual Global Funding II	2.875%	4/21/14	3,878	4,005
4 Metropolitan Life Global Funding I	2.875%	9/17/12	16,000	16,173
4 Metropolitan Life Global Funding I	5.125%	4/10/13	25,000	26,119
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	16,214
4 Metropolitan Life Global Funding I	2.000%	1/9/15	37,000	37,340
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,208
4 New York Life Global Funding	1.650%	5/15/17	53,000	52,284
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	50,428
Prudential Financial Inc.	5.800%	6/15/12	3,425	3,457
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,965
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,737
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,664
Prudential Financial Inc.	4.500%	11/15/20	24,055	25,515
Travelers Cos. Inc.	5.800%	5/15/18	8,690	10,499
Travelers Cos. Inc.	5.900%	6/2/19	9,400	11,366
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	26,603
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,177
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	25,419
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	35,869
WellPoint Inc.	4.350%	8/15/20	25,635	27,839
Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	24,540	25,696

Real Estate Investment Trusts (0.7%)
Duke Realty LP	6.500%	1/15/18	5,170	5,903
HCP Inc.	6.000%	1/30/17	20,000	22,229
Liberty Property LP	6.625%	10/1/17	10,096	11,666
Realty Income Corp.	5.950%	9/15/16	9,940	11,052
Realty Income Corp.	5.750%	1/15/21	8,675	9,506
Simon Property Group LP	5.100%	6/15/15	16,000	17,602
Simon Property Group LP	5.250%	12/1/16	5,000	5,625
Simon Property Group LP	5.875%	3/1/17	15,000	17,295
Simon Property Group LP	6.125%	5/30/18	6,625	7,801
Simon Property Group LP	4.375%	3/1/21	22,000	23,338
Simon Property Group LP	4.125%	12/1/21	17,715	18,643
4 WEA Finance LLC	7.125%	4/15/18	21,425	25,259
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	27,600
				5,296,304
Industrial (20.1%)
Basic Industry (0.6%)
Agrium Inc.	6.125%	1/15/41	6,055	7,017
EI du Pont de Nemours & Co.	4.125%	3/6/13	27,200	27,967
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	24,294
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,331
Rio Tinto Alcan Inc.	4.875%	9/15/12	10,500	10,682
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	23,277
Rio Tinto Finance USA Ltd.	3.500%	3/22/22	34,000	34,081
Rio Tinto Finance USA Ltd.	4.750%	3/22/42	20,000	19,750
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,329
Capital Goods (1.6%)
3M Co.	6.375%	2/15/28	25,000	31,892

5

Vanguard® Wellesley Income Fund Schedule of Investments March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	3.750%	11/20/16	23,500	25,879
Caterpillar Financial Services Corp.	1.375%	5/20/14	19,745	20,014
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,901
Caterpillar Inc.	3.900%	5/27/21	32,880	35,915
Caterpillar Inc.	6.950%	5/1/42	15,000	20,376
Deere & Co.	4.375%	10/16/19	13,090	14,890
Dover Corp.	4.875%	10/15/15	10,000	11,238
Eaton Corp.	5.300%	3/15/17	20,000	23,239
Eaton Corp.	6.500%	6/1/25	10,000	12,548
General Dynamics Corp.	3.875%	7/15/21	9,950	10,716
Honeywell International Inc.	4.250%	3/1/21	29,484	33,351
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,468
John Deere Capital Corp.	2.950%	3/9/15	6,595	7,003
John Deere Capital Corp.	2.000%	1/13/17	53,000	53,997
John Deere Capital Corp.	3.150%	10/15/21	13,311	13,507
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,784
Raytheon Co.	1.625%	10/15/15	24,650	25,107
Raytheon Co.	3.125%	10/15/20	10,000	10,191
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	52,744
United Technologies Corp.	4.875%	5/1/15	15,000	16,752
United Technologies Corp.	4.500%	4/15/20	24,170	27,589
Communication (4.6%)
AT&T Inc.	2.500%	8/15/15	26,000	27,069
AT&T Inc.	2.950%	5/15/16	48,790	51,544
AT&T Inc.	1.600%	2/15/17	20,000	19,982
AT&T Inc.	3.875%	8/15/21	40,000	42,197
AT&T Inc.	6.500%	9/1/37	50,000	59,831
AT&T Inc.	6.300%	1/15/38	2,863	3,348
AT&T Inc.	6.550%	2/15/39	15,000	18,340
AT&T Inc.	5.350%	9/1/40	33,257	35,359
AT&T Inc.	5.550%	8/15/41	12,137	13,461
BellSouth Corp.	6.000%	11/15/34	34,000	36,554
CBS Corp.	5.750%	4/15/20	3,995	4,592
CBS Corp.	4.300%	2/15/21	36,710	38,413
CBS Corp.	3.375%	3/1/22	6,930	6,682
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	19,817
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	19,464
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	17,166
Comcast Corp.	6.450%	3/15/37	20,000	24,013
Comcast Corp.	6.950%	8/15/37	45,000	56,700
4 COX Communications Inc.	5.875%	12/1/16	40,000	45,884
4 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,162
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	41,207
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	11,000	11,945
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	11,396
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	21,989
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	10,820
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	22,600	25,412
Discovery Communications LLC	5.625%	8/15/19	7,635	8,905
Discovery Communications LLC	5.050%	6/1/20	13,365	15,106
France Telecom SA	8.500%	3/1/31	40,000	56,501
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,718
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	32,486
NBCUniversal Media LLC	4.375%	4/1/21	26,000	27,781
News America Inc.	4.500%	2/15/21	4,650	4,954
News America Inc.	6.200%	12/15/34	11,000	12,205
News America Inc.	6.150%	3/1/37	12,668	14,111
News America Inc.	6.650%	11/15/37	5,320	6,147
News America Inc.	6.150%	2/15/41	7,985	9,060
4 SBA Tower Trust	4.254%	4/15/15	16,640	17,237
Telefonica Emisiones SAU	3.992%	2/16/16	24,850	24,870
Time Warner Cable Inc.	5.850%	5/1/17	70,000	81,623
Verizon Communications Inc.	3.000%	4/1/16	10,000	10,572

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	5.500%	4/1/17	35,000	40,885
	Verizon Communications Inc.	6.100%	4/15/18	11,000	13,246
	Verizon Communications Inc.	3.500%	11/1/21	58,350	59,535
	Verizon Communications Inc.	6.400%	2/15/38	23,000	27,836
	Verizon Communications Inc.	4.750%	11/1/41	28,730	29,145
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,086
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,721
	Verizon Virginia Inc.	7.875%	1/15/22	16,000	19,943
	Vodafone Group plc	2.875%	3/16/16	34,000	35,681
	Vodafone Group plc	5.450%	6/10/19	26,000	30,749
	Consumer Cyclical (3.5%)
4	American Honda Finance Corp.	6.700%	10/1/13	25,000	27,066
4	American Honda Finance Corp.	2.500%	9/21/15	25,000	25,765
	AutoZone Inc.	4.000%	11/15/20	25,000	25,844
	CVS Caremark Corp.	6.125%	8/15/16	25,000	29,313
	CVS Caremark Corp.	5.750%	6/1/17	25,000	29,373
3,4	CVS Pass-Through Trust	5.926%	1/10/34	16,440	17,493
	Daimler Finance North America LLC	6.500%	11/15/13	25,000	27,154
4	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,740
4	Daimler Finance North America LLC	2.625%	9/15/16	44,000	45,053
4	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,017
	Home Depot Inc.	5.400%	3/1/16	5,000	5,773
	Home Depot Inc.	3.950%	9/15/20	5,500	5,968
	Home Depot Inc.	4.400%	4/1/21	12,300	13,781
	Johnson Controls Inc.	5.000%	3/30/20	29,000	32,284
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,423
	Lowe's Cos. Inc.	5.000%	10/15/15	21,356	24,107
	Lowe's Cos. Inc.	2.125%	4/15/16	26,665	27,443
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,430
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	11,962
	McDonald's Corp.	3.500%	7/15/20	21,760	23,258
	McDonald's Corp.	2.625%	1/15/22	10,175	10,022
	PACCAR Financial Corp.	1.950%	12/17/12	9,820	9,926
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,476
	Staples Inc.	9.750%	1/15/14	21,910	24,923
	Target Corp.	5.375%	5/1/17	5,000	5,895
	Target Corp.	6.000%	1/15/18	16,500	20,157
	Target Corp.	2.900%	1/15/22	24,000	23,694
	Target Corp.	7.000%	1/15/38	17,500	23,609
	Time Warner Inc.	5.875%	11/15/16	39,000	45,668
	Time Warner Inc.	4.750%	3/29/21	5,000	5,498
	Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	31,120
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,417
	Viacom Inc.	6.250%	4/30/16	20,000	23,283
	Viacom Inc.	3.875%	12/15/21	9,815	10,130
4	Volkswagen International Finance NV	1.625%	8/12/13	24,220	24,407
4	Volkswagen International Finance NV	1.625%	3/22/15	50,000	49,981
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	80,499
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,581
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,749
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	63,328
	Walt Disney Co.	5.625%	9/15/16	20,000	23,462
	Western Union Co.	5.930%	10/1/16	12,750	14,750
	Consumer Noncyclical (6.2%)
	Abbott Laboratories	4.125%	5/27/20	10,000	11,166
	Altria Group Inc.	4.125%	9/11/15	10,000	10,908
	Altria Group Inc.	4.750%	5/5/21	37,770	40,530
	Amgen Inc.	2.300%	6/15/16	11,460	11,682
	Amgen Inc.	6.150%	6/1/18	5,000	5,970
	Amgen Inc.	5.700%	2/1/19	18,055	20,812
	Amgen Inc.	4.500%	3/15/20	1,855	1,984
	Amgen Inc.	4.100%	6/15/21	20,000	20,950
	Amgen Inc.	5.150%	11/15/41	31,000	30,862

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,700	11,341
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,564
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	88,350
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	7,801
Archer-Daniels-Midland Co.	4.479%	3/1/21	12,000	13,487
4 Aristotle Holding Inc.	3.500%	11/15/16	46,000	47,933
4 Aristotle Holding Inc.	2.650%	2/15/17	12,371	12,467
AstraZeneca plc	5.900%	9/15/17	50,000	60,105
Becton Dickinson and Co.	4.550%	4/15/13	25,900	26,958
Becton Dickinson and Co.	1.750%	11/8/16	19,145	19,358
Bestfoods	6.625%	4/15/28	25,000	32,331
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,609
4 Cargill Inc.	6.000%	11/27/17	7,000	8,373
4 Cargill Inc.	6.125%	9/15/36	22,000	25,610
4 Cargill Inc.	6.625%	9/15/37	42,830	53,223
Coca-Cola Co.	1.800%	9/1/16	8,098	8,254
Coca-Cola Co.	5.350%	11/15/17	50,000	59,558
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,107
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	13,991
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,680
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,058
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,608
Diageo Capital plc	5.200%	1/30/13	19,810	20,566
Diageo Capital plc	5.500%	9/30/16	11,066	12,992
Diageo Finance BV	5.500%	4/1/13	10,593	11,109
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,694
Eli Lilly & Co.	5.500%	3/15/27	20,000	23,999
Express Scripts Inc.	6.250%	6/15/14	9,065	9,947
General Mills Inc.	5.650%	2/15/19	6,850	8,122
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	24,055
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,349
Johnson & Johnson	3.800%	5/15/13	9,895	10,263
Johnson & Johnson	2.150%	5/15/16	11,000	11,441
Johnson & Johnson	6.730%	11/15/23	15,000	20,953
Kellogg Co.	4.000%	12/15/20	41,000	43,339
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	30,861
Kraft Foods Inc.	4.125%	2/9/16	15,000	16,285
Kraft Foods Inc.	5.375%	2/10/20	15,000	17,303
Kraft Foods Inc.	6.875%	1/26/39	7,000	8,757
Kraft Foods Inc.	6.500%	2/9/40	12,000	14,649
Kroger Co.	2.200%	1/15/17	22,780	23,113
McKesson Corp.	3.250%	3/1/16	4,910	5,245
Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	11,505	11,704
Merck & Co. Inc.	5.300%	12/1/13	16,985	18,330
Merck & Co. Inc.	4.000%	6/30/15	13,585	14,923
Merck & Co. Inc.	5.000%	6/30/19	18,000	21,195
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,956
PepsiCo Inc.	3.100%	1/15/15	26,000	27,620
PepsiCo Inc.	3.125%	11/1/20	53,000	54,217
PepsiCo Inc.	4.000%	3/5/42	35,200	33,265
4 Pernod-Ricard SA	4.450%	1/15/22	31,465	31,909
Pfizer Inc.	5.350%	3/15/15	19,610	22,199
Pfizer Inc.	6.200%	3/15/19	28,600	35,679
Philip Morris International Inc.	4.500%	3/26/20	25,000	28,036
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,999
3 Procter & Gamble - Esop	9.360%	1/1/21	18,925	25,063
Procter & Gamble Co.	6.450%	1/15/26	25,000	32,681
Procter & Gamble Co.	5.550%	3/5/37	25,000	30,989
4 Roche Holdings Inc.	6.000%	3/1/19	37,000	45,113
4 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,312
4 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	5,872
4 SABMiller plc	6.500%	7/15/18	30,000	36,108
Sanofi	4.000%	3/29/21	36,275	39,558
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,760

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Tesco plc	5.500%	11/15/17	10,000	11,540
Thermo Fisher Scientific Inc.	2.050%	2/21/14	5,216	5,354
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,479
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,407
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,967
Unilever Capital Corp.	4.250%	2/10/21	78,185	88,844
Wyeth LLC	5.950%	4/1/37	15,000	18,932
Energy (1.3%)
Apache Corp.	6.900%	9/15/18	5,000	6,310
4 BG Energy Capital plc	2.875%	10/15/16	26,655	27,510
BP Capital Markets plc	3.125%	10/1/15	11,000	11,622
BP Capital Markets plc	3.200%	3/11/16	24,000	25,385
BP Capital Markets plc	2.248%	11/1/16	34,545	35,407
BP Capital Markets plc	4.750%	3/10/19	18,140	20,390
BP Capital Markets plc	4.500%	10/1/20	28,000	30,750
ConocoPhillips	7.000%	3/30/29	11,500	14,557
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	29,334
Encana Corp.	6.500%	8/15/34	15,000	15,917
EOG Resources Inc.	5.625%	6/1/19	8,285	9,751
4 Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,926
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,812
Shell International Finance BV	3.100%	6/28/15	10,000	10,700
Shell International Finance BV	3.250%	9/22/15	22,000	23,715
Shell International Finance BV	4.375%	3/25/20	24,000	27,475
Suncor Energy Inc.	5.950%	12/1/34	13,000	14,721
Texaco Capital Inc.	8.625%	4/1/32	25,000	39,591
Other Industrial (0.2%)
4 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,697
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,317
4 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	19,971
Technology (1.7%)
Cisco Systems Inc.	4.450%	1/15/20	41,500	46,902
Dell Inc.	5.875%	6/15/19	18,250	21,660
Google Inc.	2.125%	5/19/16	18,815	19,553
Hewlett-Packard Co.	2.650%	6/1/16	45,000	45,748
Hewlett-Packard Co.	3.750%	12/1/20	42,000	41,841
Hewlett-Packard Co.	4.300%	6/1/21	45,000	45,985
International Business Machines Corp.	2.000%	1/5/16	35,000	36,013
International Business Machines Corp.	1.250%	2/6/17	8,395	8,306
International Business Machines Corp.	5.700%	9/14/17	41,710	49,945
International Business Machines Corp.	7.000%	10/30/25	25,000	33,576
Microsoft Corp.	3.000%	10/1/20	10,000	10,536
Microsoft Corp.	4.000%	2/8/21	13,500	15,119
Microsoft Corp.	4.500%	10/1/40	18,210	19,367
Oracle Corp.	3.750%	7/8/14	15,000	16,060
Oracle Corp.	5.000%	7/8/19	35,000	40,849
Oracle Corp.	6.125%	7/8/39	8,000	9,885
Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,143
Xerox Corp.	8.250%	5/15/14	10,335	11,672
Xerox Corp.	6.750%	2/1/17	3,525	4,075
Xerox Corp.	6.350%	5/15/18	2,395	2,778
Xerox Corp.	5.625%	12/15/19	1,245	1,385
Transportation (0.4%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,118
4 ERAC USA Finance LLC	2.250%	1/10/14	3,075	3,102
4 ERAC USA Finance LLC	6.375%	10/15/17	36,290	42,230
4 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,589
4 ERAC USA Finance LLC	5.625%	3/15/42	31,000	29,769
Ryder System Inc.	2.500%	3/1/17	6,750	6,750
United Parcel Service Inc.	4.875%	11/15/40	14,810	16,547
				5,777,145

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (3.2%)
Electric (2.9%)
Alabama Power Co.	5.550%	2/1/17	11,765	13,766
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	17,411
Carolina Power & Light Co.	6.300%	4/1/38	1,625	2,143
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	9,700	10,037
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	64,345
Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	34,311
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,865
Duke Energy Corp.	2.150%	11/15/16	35,000	35,666
4 Enel Finance International NV	6.800%	9/15/37	8,935	8,612
Florida Power & Light Co.	4.850%	2/1/13	12,000	12,429
Florida Power & Light Co.	6.200%	6/1/36	22,452	28,745
Florida Power & Light Co.	5.250%	2/1/41	23,745	27,848
Florida Power & Light Co.	4.125%	2/1/42	20,000	19,713
Georgia Power Co.	5.700%	6/1/17	50,000	59,676
Georgia Power Co.	4.300%	3/15/42	25,835	25,409
MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	43,812
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	12,884
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,693
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	17,472
NSTAR	4.500%	11/15/19	1,880	2,074
NSTAR Electric Co.	4.875%	10/15/12	20,800	21,277
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,962
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	10,793
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,042
Peco Energy Co.	4.750%	10/1/12	12,000	12,251
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,702
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,475
Progress Energy Inc.	3.150%	4/1/22	20,800	20,360
PSEG Power LLC	5.125%	4/15/20	15,000	16,450
Public Service Co. of Colorado	3.200%	11/15/20	13,650	14,117
Public Service Electric & Gas Co.	2.700%	5/1/15	7,970	8,377
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,586
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	20,026
South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	29,102
Southern California Edison Co.	5.000%	1/15/14	11,800	12,710
Southern California Edison Co.	5.500%	8/15/18	31,730	38,064
Southern California Edison Co.	3.875%	6/1/21	24,860	26,939
Virginia Electric and Power Co.	4.750%	3/1/13	16,350	16,950
Virginia Electric and Power Co.	5.950%	9/15/17	50,000	60,608
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,847
Natural Gas (0.3%)
4 DCP Midstream LLC	6.450%	11/3/36	9,375	10,352
Nisource Finance Corp.	6.400%	3/15/18	50,000	58,517
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	33,239

				934,657
Total Corporate Bonds (Cost $11,138,354)				12,008,106
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	11,057
Asian Development Bank	4.500%	9/4/12	10,000	10,146
4 CDP Financial Inc.	4.400%	11/25/19	22,000	23,743
4 EDF SA	4.600%	1/27/20	27,000	28,595
European Investment Bank	4.625%	5/15/14	40,000	43,246
European Investment Bank	4.625%	10/20/15	15,000	16,828
KFW	4.125%	10/15/14	22,000	23,916
KFW	1.250%	10/26/15	24,308	24,470
Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	18,529
Province of New Brunswick	5.200%	2/21/17	30,000	35,068
Province of Ontario	1.375%	1/27/14	17,390	17,649
Province of Ontario	4.500%	2/3/15	40,000	43,946
Province of Ontario	4.400%	4/14/20	48,000	54,816

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Quebec	5.125%	11/14/16	10,000	11,639
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,456
4 Republic of Austria	2.000%	11/15/12	18,170	18,306
Statoil ASA	2.900%	10/15/14	5,720	6,016
Statoil ASA	3.125%	8/17/17	33,000	35,353
Statoil ASA	5.250%	4/15/19	8,895	10,418
Total Sovereign Bonds (Cost $405,572)				442,197
Taxable Municipal Bonds (3.2%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	24,560	31,618
California GO	5.700%	11/1/21	15,655	17,743
California GO	7.550%	4/1/39	39,955	51,339
California GO	7.300%	10/1/39	3,465	4,338
California GO	7.600%	11/1/40	17,685	22,881
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,337
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	12,090	13,312
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	16,361
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	28,918
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,789
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	77,502
Illinois GO	5.100%	6/1/33	2,535	2,400
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	15,840	18,947
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	11,230	13,529
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	37,851
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	34,483
Louisville & Jefferson County KY Metropolitan Sewer
District Revenue	6.250%	5/15/43	11,000	13,879
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	14,927
Massachusetts Development Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	68,000	75,844
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	18,619
6 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	46,080	57,621
New Jersey Educational Facilities Authority Revenue
(Princeton University)	5.700%	3/1/39	13,020	16,573
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	41,327
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,749
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	11,965	15,124
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,391
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	9,651
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	35,976
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,250	40,236
Oregon Department Transportation Highway Usertax
Revenue	5.834%	11/15/34	14,510	17,566
7 Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,314
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,974
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,892
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,787
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,000	10,698
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,325
University of California Regents Medical Center
Revenue	6.548%	5/15/48	7,410	9,101
University of California Regents Medical Center
Revenue	6.583%	5/15/49	12,635	15,565
University of California Revenue	5.770%	5/15/43	23,675	27,837

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utah GO	3.289%	7/1/20	22,900	24,380
8 Wisconsin GO	5.700%	5/1/26	9,000	10,189
Total Taxable Municipal Bonds (Cost $768,133)				902,893

			Shares
Common Stocks (36.9%)
Consumer Discretionary (2.8%)
Home Depot Inc.			9,527,990	479,353
Mattel Inc.			3,600,940	121,208
^ Thomson Reuters Corp.			3,625,400	104,774
McDonald's Corp.			877,970	86,129
				791,464
Consumer Staples (6.7%)
Philip Morris International Inc.			3,745,650	331,902
Kimberly-Clark Corp.			3,572,180	263,948
Kraft Foods Inc.			6,392,810	242,991
Sysco Corp.			6,842,490	204,317
Unilever NV			5,464,470	185,956
PepsiCo Inc.			2,504,980	166,205
Imperial Tobacco Group plc			3,193,531	129,549
Altria Group Inc.			3,960,730	122,268
Procter & Gamble Co.			1,711,480	115,028
General Mills Inc.			2,564,150	101,156
HJ Heinz Co.			1,432,020	76,685
				1,940,005
Energy (4.4%)
Chevron Corp.			4,255,910	456,404
Royal Dutch Shell plc Class B			11,046,487	389,032
ConocoPhillips			3,195,050	242,856
Exxon Mobil Corp.			2,119,710	183,842
				1,272,134
Financials (4.8%)
Marsh & McLennan Cos. Inc.			10,409,640	341,332
JPMorgan Chase & Co.			6,322,200	290,695
BlackRock Inc.			884,300	181,193
M&T Bank Corp.			1,941,610	168,687
National Bank of Canada			1,676,770	133,426
Chubb Corp.			1,742,930	120,454
* Swiss Re AG			1,359,216	86,799
Wells Fargo & Co.			2,031,200	69,345
				1,391,931
Health Care (5.0%)
Merck & Co. Inc.			11,237,410	431,516
Johnson & Johnson			6,066,430	400,142
Pfizer Inc.			16,167,630	366,358
AstraZeneca plc ADR			2,757,160	122,666
Roche Holding AG			695,826	121,095
				1,441,777
Industrials (4.2%)
General Electric Co.			14,916,460	299,373
3M Co.			2,415,830	215,516
Illinois Tool Works Inc.			3,494,900	199,629
Eaton Corp.			3,750,250	186,875
Waste Management Inc.			4,636,460	162,090
Lockheed Martin Corp.			927,530	83,348
Schneider Electric SA			913,950	59,792
				1,206,623
Information Technology (3.5%)
Intel Corp.			10,332,240	290,439

12

Vanguard® Wellesley Income Fund Schedule of Investments March 31, 2012

				Market
				Value
			Shares	($000)
Analog Devices Inc.			6,107,470	246,742
Maxim Integrated Products Inc.			7,281,650	208,182
Microsoft Corp.			5,202,200	167,771
Linear Technology Corp.			2,840,970	95,741
				1,008,875
Materials (1.7%)
EI du Pont de Nemours & Co.			2,619,890	138,592
Dow Chemical Co.			3,809,900	131,975
Nucor Corp.			2,731,520	117,319
International Paper Co.			2,992,700	105,044
				492,930
Telecommunication Services (1.6%)
AT&T Inc.			9,312,875	290,841
Vodafone Group plc ADR			5,907,700	163,466
				454,307
Utilities (2.2%)
Xcel Energy Inc.			6,029,690	159,606
National Grid plc			12,109,704	122,053
NextEra Energy Inc.			1,845,810	112,742
Northeast Utilities			2,055,810	76,312
American Electric Power Co. Inc.			1,472,560	56,811
PG&E Corp.			771,310	33,482
PPL Corp.			1,077,660	30,455
Dominion Resources Inc.			552,950	28,317
				619,778
Total Common Stocks (Cost $8,186,447)				10,619,824

				Market
		Maturity		Value
	Coupon	Date	Shares	($000)
Temporary Cash Investments (2.0%)
Money Market Fund (0.0%)
9,10 Vanguard Market Liquidity Fund	0.123%		10,845,000	10,845

			Face
			Amount
			($000)
Repurchase Agreements (1.4%)
Bank of America Securities, LLC(Dated 3/30/12,
Repurchase Value $7,300,000, collateralized by
Federal Home Loan Bank 0.000%-4.805%, 8/20/15-
8/24/26)	0.120%	4/2/12	7,300	7,300
Barclays Capital Inc.(Dated 3/30/12, Repurchase Value
$99,801,000, collateralized by Federal Home Loan
Mortgage Corp. 4.000%-5.000%, 7/1/23-2/1/42, and
Federal National Mortgage Assn. 3.500%-5.000%,
3/1/26-1/1/42)	0.150%	4/2/12	99,800	99,800
Deutsche Bank Securities, Inc.(Dated 3/30/12,
Repurchase Value $42,100,000, collateralized by
Federal National Mortgage Assn. 7.000%, 10/1/38)	0.100%	4/2/12	42,100	42,100
HSBC Bank USA(Dated 3/30/12, Repurchase Value
$100,101,000, collateralized by Federal Home Loan
Mortgage Corp. 4.000%-5.000%, 4/1/26-1/1/42)	0.160%	4/2/12	100,100	100,100
RBC Capital Markets LLC(Dated 3/30/12, Repurchase
Value $79,801,000, collateralized by Federal National
Mortgage Assn. 3.766%-4.000%, 12/1/39-12/1/41)	0.090%	4/2/12	79,800	79,800

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
RBS Securities, Inc.(Dated 3/30/12, Repurchase Value
$74,100,000, collateralized by Federal Home Loan
Bank 0.300%-1.375%, 3/27/13-5/28/14, Federal
Home Loan Mortgage Corp. 0.625%-6.750%,
12/28/12-9/15/29, and Federal National Mortgage
Assn. 0.375%-0.750%, 12/28/12-2/24/15)	0.060%	4/2/12	74,100	74,100
				403,200
U.S. Government and Agency Obligations (0.6%)
United States Treasury Bill	0.100%-0.101%	8/9/12	168,800	168,737
Total Temporary Cash Investments (Cost $582,784)				582,782
Total Investments (97.9%) (Cost $24,663,793)				28,189,925
Other Assets and Liabilities—Net (2.1%) [11]				591,127
Net Assets (100%)				28,781,052

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $10,447,000.
* Non-income-producing security.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate value of these securities was $2,050,123,000, representing 7.1% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Includes $10,845,000 of collateral received for securities on loan.
11 Cash of $1,448,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

14

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 272 052012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

VANGUARD WELLESLEY INCOME FUND

/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 22, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.